SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  May 12, 1995



             INTERNATIONAL LEASE FINANCE CORPORATION
     (Exact name of registrant as specified in its charter)



   California            0-11350                 22-3059110
- -----------------------------------------------------------------
(State or other        (Commission               (IRS Employer
jurisdiction of        File Number)           Identification No.)
incorporation)


1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067
- -------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:  (310) 788-1999

   (Former name or former address, if changed since last report.)
   Not applicable.

Item 7.   Financial Statements and Exhibits


  (c)  Exhibits

       1.1  Letter Agreement dated May 12,
            1995, amending the Distribution
            Agreement, dated May 17, 1994,
            as amended October 12, 1994,
            among the Registrant, Lehman
            Brothers Inc., Merrill Lynch &
            Co., Merrill Lynch, Pierce, Fenner &
            Smith Incorporated, Morgan Stanley &
            Co. Incorporated, Salomon Brothers Inc
            and Goldman, Sachs & Co.

       4.1  Officers' Certificate (without exhibits), dated
            May 12, 1995, establishing the terms of the Registrant's Medium-Term Notes, Series G (the
            "Notes").

       5.1 Opinion of O'Melveny & Myers regarding the legality of the Notes.

       23.1 Consent of O'Melveny & Myers (included in
            Exhibit 5.1 hereto).

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    INTERNATIONAL LEASE FINANCE CORPORATION


                          /s/ ALAN H. LUND
                    ----------------------------------------
                    By:  Alan H. Lund
                         Executive Vice President,
                         Co-Chief Operating Officer, and
                         Chief Financial Officer


DATED:  May 12, 1995